Accounting Policies, by Policy (Policies)	12 Months Ended
Dec. 31, 2014
Accounting Policies [Abstract]
Subsequent Events, Policy [Policy Text Block]	Subsequent Events Avalon evaluated subsequent events for potential recognition and disclosure through the date the financial statements were issued.
Reclassification, Policy [Policy Text Block]	Reclassifications Certain reclassifications of prior year amounts have been made to the Consolidated Balance Sheets and Consolidated Statement of Cash Flows to conform to current year classification.
Consolidation, Policy [Policy Text Block]

Principles of consolidation

The consolidated financial statements include the accounts of Avalon, its wholly owned subsidiaries and those companies in which Avalon has managerial control.

All significant intercompany accounts and transactions have been eliminated in consolidation.

Cash and Cash Equivalents, Policy [Policy Text Block]

Cash and cash equivalents

Cash and cash equivalents include money market instruments that are stated at cost, which approximate fair value. Investments with original maturities of three months or less from date of purchase are considered to be cash equivalents for purposes of the Consolidated Statements of Cash Flows and Consolidated Balance Sheets. Such investments are not insured by the Federal Deposit Insurance Corporation. The balance of cash and cash equivalents was $4.3 million and $9.8 million at December 31, 2014 and 2013, respectively.

Avalon maintains its cash balances in various financial institutions. These balances may, at times, exceed federal insured limits. Avalon has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk relating to its cash and cash equivalents.

Fair Value of Financial Instruments, Policy [Policy Text Block]

Financial instruments

The Company follows the guidance included in the Financial Accounting Standard Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures, for its financial assets and liabilities. The fair value of financial instruments consisting of cash, cash equivalents, accounts receivable, and accounts payable at December 31, 2014 and 2013 approximates carrying value due to the relative short maturity of these financial instruments.

The fair value of debt under the Company’s credit facility approximates carrying value due to the floating interest rates and relative short maturity of the revolving borrowings under this agreement.

Property, Plant and Equipment, Policy [Policy Text Block]

Property and equipment

Property and equipment is stated at cost and depreciated using the straight-line method over the estimated useful life of the asset which varies from 0 to 30 years for land improvements; 5 to 50 years in the case of buildings and improvements; and from 3 to 10 years for machinery and equipment, vehicles and office furniture and equipment (See Note 5).

Major additions and improvements are charged to the property and equipment accounts while replacements, maintenance and repairs, which do not improve or extend the life of the respective asset, are expensed currently. The cost of assets retired or otherwise disposed of and the related accumulated depreciation is eliminated from the accounts in the year of disposal. Gains or losses resulting from disposals of property and equipment are credited or charged to operations currently. Interest costs, if any, would be capitalized on significant construction projects.

Income Tax, Policy [Policy Text Block]

Income taxes

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and to operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recorded against net deferred tax assets when management believes it is more likely than not that such deferred tax assets will not be realized. Avalon recognizes any interest and penalty assessed by taxing authorities as a component of interest expense and other expense, respectively.

Revenue Recognition, Policy [Policy Text Block]

Revenue recognition

Avalon recognizes revenue for waste management services as services are performed. Revenues for the golf operations are recognized as services are provided with the exception of membership dues which are recognized proportionately over twelve months based upon each member’s anniversary date. The deferred revenue relating to membership dues was approximately $2.3 million at December 31, 2014 and 2013, respectively.

Receivables, Policy [Policy Text Block]

Accounts Receivable

The majority of Avalon’s accounts receivable is due from industrial and commercial customers. Credit is extended based on an evaluation of a customer’s financial condition and, generally, collateral is not required. Accounts receivable are stated at amounts due from customers, net of an allowance for doubtful accounts. Customer accounts that are outstanding longer than the contractual payment terms are considered past due. Avalon determines its allowance by considering a number of factors, including the length of time trade accounts receivable are past due, Avalon’s previous accounts receivable loss history, the customer’s current ability to pay its obligation to Avalon and the condition of the general economy and the industry as a whole. Avalon writes off accounts receivable when they become uncollectible. Payments subsequently received on such receivables are credited to the allowance for doubtful accounts, or to income, as appropriate under the circumstances.

Lease, Policy [Policy Text Block]

Leases

Avalon applies the accounting rules for leases to categorize leases at their inception as either operating or capital leases depending on certain defined criteria. Leasehold improvements are capitalized at cost and are amortized over the lesser of their expected useful life or the life of the lease (See Notes 6 and 12).

Equity Method Investments, Policy [Policy Text Block]

Noncontrolling Interest

Avalon owns approximately 47% of AWMS Holdings, LLC at December 31, 2014. Due to the managerial control of American Water Management Services, LLC, the financial statements of AWMS Holdings, LLC and subsidiaries are included in Avalon’s consolidated financial statements. US GAAP requires noncontrolling interests to be reported as a separate component of equity. The amount of net loss attributable to the noncontrolling interest is recorded in “net loss attributable to noncontrolling interest” in our consolidated statements of operations (See Note 14).

Share-based Compensation, Option and Incentive Plans Policy [Policy Text Block]

Stock-Based compensation

Avalon recognizes share-based compensation expense related to stock options issued to employees and directors. Avalon estimates the fair value of the stock options granted using a Monte Carlo simulation. The Monte Carlo Simulation was selected to determine the fair value because it incorporates six minimum considerations; 1) the exercise price of the option, 2) the expected term of the option, taking into account both the contractual term of the option, the effects of employees’ expected exercise and post-vesting employment termination behavior, as well as the possibility of change in control events during the contractual term of the option agreements, 3) the current fair value of the underlying equity, 4) the expected volatility of the value of the underlying share for the expected term of the option, 5) the expected dividends on the underlying share for the expected term of the option and 6) the risk-free interest rate(s) for the expected term of the option.

The expected term, or time until the option is exercised, is typically based on historical exercising behavior of previous option holders of a company’s stock. Due to the fact that the first options granted were in 2010 and 2011, and at that time no historical exercising behavior was available, we estimated the expected term of each award to be half the maximum term.

Avalon amortizes the fair value of the stock options over the expected term or requisite service period. If accelerated vesting occurs based on the market performance of Avalon’s common stock, the compensation costs related to the vested stock options that have not previously been amortized are recognized upon vesting.

Asset Retirement Obligations, Policy [Policy Text Block]

Asset retirement obligation

Avalon recorded an estimated asset retirement obligation of approximately $0.1 million at December 31, 2014 and 2013, respectively, to plug and abandon the two salt water injection wells based upon an estimate from an experienced and qualified third party.

Impairment or Disposal of Long-Lived Assets, Policy [Policy Text Block]

Asset impairments

Avalon reviews the carrying value of its long-lived assets whenever events or changes in circumstances indicate that its carrying amount may not be recoverable. If indicators of impairment exist, Avalon would determine whether the estimated undiscounted sum of the future cash flows of such assets and their eventual disposition is less than its carrying amount. If less, an impairment loss would be recognized if, and to the extent that the carrying amount of such assets exceeds their respective fair value. Avalon would determine the fair value by using quoted market prices, if available, for such assets; or if quoted market prices are not available, Avalon would discount the expected estimated future cash flows.

Avalon does not believe there was a triggering event in 2014 or 2013 relating to the golf operations as future cash flows have not changed significantly and asset values have remained relatively stable. If Avalon is unable to obtain a favorable decision and resume operations of AWMS #2, the Company will assess the recoverability of the carrying value of the wells and recognize an impairment loss to the extent the carrying value exceeds the fair value (See Note 14).

Commitments and Contingencies, Policy [Policy Text Block]

Environmental liabilities

When Avalon concludes that it is probable that a liability has been incurred with respect to a site, a provision is made in Avalon’s financial statements for Avalon’s best estimate of the liability based on management’s judgment and experience, information available from regulatory agencies, and the number, financial resources and relative degree of responsibility of other potentially responsible parties who are jointly and severally liable for remediation of that site, as well as, the typical allocation of costs among such parties. If a range of possible outcomes is estimated and no amount within the range appears to be a better estimate than any other, Avalon provides for the minimum amount within the range, in accordance with generally accepted accounting principles. The liability is recognized on an undiscounted basis. Avalon’s estimates are revised, as deemed necessary, as additional information becomes known. Although Avalon is not currently aware of any environmental liability, there can be no assurance that in the future an environmental liability will not occur.

Earnings Per Share, Policy [Policy Text Block]

Basic and dilutive net income (loss) per share

Basic net income (loss) per share for the years ended December 31, 2014 and 2013 is computed by dividing net income (loss) by the weighted average number of common shares outstanding, which were 3,803,331 for each period. Dilutive net income (loss) per share is computed by dividing net income (loss) by the weighted average number of common shares outstanding plus any weighted common equivalent shares determined to be outstanding during the period using the treasury method. The weighted common equivalent shares included in the calculation are related to stock options granted by Avalon where the weighted average market price of Avalon’s common stock for the period presented is greater than the option exercise price of the stock option. For the year ended December 31, 2014, the diluted per share amounts reported are equal to basic per share amounts because Avalon was in a net loss position and as a result, such dilution would be considered anti-dilutive. Assuming dilution, the weighted average number of common shares outstanding for the year ended December 31, 2014 was 4,091,862. For the year ended December 31, 2013, the dilutive weighted average number of shares outstanding was 4,089,679. The earnings per share calculations for the years ended December 31, 2014 and 2013 are as follows (in thousands, except per share amounts):

	2014	2013
Net income (loss) of Avalon Holdings Corporation common shareholders	$(1,080)	$438

Shares used in computing basic income (loss) per share	3,803	3,803
Potentially dilutive shares from stock options	-	287
Shares used in computing dilutive income (loss) per share	3,803	4,090

Income (loss) per share attributable to Avalon Holdings Corporation common shareholders
Basic net income (loss) per share	$(0.28)	$0.12
Dilutive net income (loss) per share	$(0.28)	$0.11

New Accounting Pronouncements, Policy [Policy Text Block]

Recent accounting pronouncements

In May 2014, FASB issued Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers, to clarify the principles used to recognize revenue for all entities. Under ASU 2014-09, a company will recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. The new guidance, effective for Avalon on January 1, 2017, establishes a five-step approach for the recognition of revenue. Avalon is currently evaluating the impact the adoption of this guidance will have on its financial position, results of operations, cash flows and related disclosures and does not anticipate that the new guidance will fundamentally change our revenue recognition policies, practices or systems.

In August 2014, the FASB issued ASU 2014-15, Disclosure of Uncertainties About an Entity’s Ability to Continue as a Going Concern. The new standard provides guidance on determining when and how to disclose going-concern uncertainties in the financial statements. Under ASU 2014-15, management will be required to perform interim and annual assessments of the Company’s ability to continue as a going concern within one year of the date the financial statements are issued. ASU 2014-15 is effective for annual periods ending after December 15, 2016, and interim periods thereafter, with early adoption permitted. The adoption of this standard is not expected to have an impact on Avalon’s financial statement disclosures.